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                                                                 EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of reference of our report dated August 18, 1997, included and incorporated by reference in Elcor Corporation's Form 10-K for the year ended June 30, 1997, into Elcor Corporation's previously filed Registration Statement on Form S-8 (File No. 2087437) and Form S-3 (File No. 2-87436).





                                                     /s/Arthur Andersen LLP
                                                     -----------------------
                                                        Arthur Andersen LLP


Dallas, Texas
September 26, 1997